SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2026
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

23. SUBSEQUENT EVENTS

On May 27, 2026, the Company announced the closing of a private placement for gross proceeds of $18,000,000, Pursuant to the offering, the Company sold 18,000,000 units at a price of $1.00 per unit, with Red Cloud Securities Inc. acting as sole agent and bookrunner. Each Unit consists of one common share and one common share purchase warrant exercisable at a price of $1.50 until May 27, 2029. The Company announced that it intends to use the net proceeds of the offering for the development and derisking of the Albany Graphite Project, including the completion of the new preliminary economic assessment, advancement of subsequent preliminary feasibility study work, and business development activities targeting small modular reactor developers, national defence end-users, and other high-intensity end-user markets for which Albany ultra-high-purity graphite is suited; the continued commercialization of the Company's ZenGUARDTM platform; payment obligations; and general working capital and corporate purposes. As consideration for its services, Red Cloud received a cash fee of $1,197,360 and was issued 1,197,360 non-transferrable common share purchase warrants, each exercisable into one common share at the offering price until May 27, 2029.

Subsequent to the year ended March 31, 2026, the Company issued 800,033 common shares for gross proceeds of $571,841 through an at-the-market offering.